       As filed with the Securities and Exchange Commission on February 16, 1996

                                                        Registration No. 33-____




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     -----

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     Under

                           THE SECURITIES ACT OF 1933


                                     -----


                           CALGON CARBON CORPORATION
               (Exact name of issuer as specified in its charter)


            Delaware                                            25-0530110
  (State or other jurisdiction of                             (I.R.S. Employer
   incorporation or organization)                            Identification No.)

            P.O. Box 717
      Pittsburgh, Pennsylvania                                    15230-0717
(Address of Principal Executive Offices)                          (Zip Code)


                 1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            (Full title of the plan)

                                     -----

                          Joseph A. Fischette, Esquire
                      Senior Vice President and Secretary
                           Calgon Carbon Corporation
                                  P.O. Box 717
                      Pittsburgh, Pennsylvania  15230-0717
                    (Name and address of agent for service)

                                 (412) 787-6700
         (Telephone number, including area code, of agent for service)

                                     -----

                        CALCULATION OF REGISTRATION FEE

================================================================================
     Title of                       Proposed        Proposed
    securities      Amount           maximum         maximum       Amount of
      to be         to be        offering price     aggregate     registration
    registered    registered        per share     offering price      fee
-------------------------------------------------------------------------------
Common Stock,
par value
$.01 per
share            100,000 shares      $15.50         $1,550,000        $535
================================================================================


                                    PART II

                            INFORMATION REQUIRED IN
                             REGISTRATION STATEMENT


  Item 3.  Incorporation of Certain Documents by Reference

        The following documents filed by the Company with the Securities and Exchange Commission (File No. 0-15903) are incorporated in this Registration Statement by reference and made a part of this Registration Statement:

              (a) The Company's latest annual report on Form 10-K filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act");

              (b) All other reports filed by the Company pursuant to Section 13(a) of the 1934 Act since the end of the fiscal year covered by the annual report on Form 10-K referred to above; and

              (c) the description of the Company's Common Stock set forth in the Company's Current Report on Form 8-K filed February 20, 1996.

        All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act on or subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

        Any statement contained in a document incorporated or deemed to be incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in this Registration Statement or in any other contemporaneously or subsequently filed document which also is or is deemed to be incorporated by reference in this Registration Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


  Item 4.  Description of Securities.

        Not applicable.


  Item 5.  Interests of Named Experts and Counsel.

        Not applicable.

  Item 6.  Indemnification of Directors and Officers.

        The Delaware General Corporation Law specifically provides (i) that a director or officer of a corporation may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful and (ii) that a director or officer of a corporation may be indemnified in connection with any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation against expenses (including attorneys' fees) actually and reasonably incurred by the director or officer in connection with the defense or settlement of such action or suit if the director or officer acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation except that no indemnification may be provided in respect of any claim, issue or matter as to which the director or officer is adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which the action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the director or officer is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper. The Delaware General Corporation Law provides that the indemnification described above shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

        In implementation of the provisions of the Delaware General Corporation Law, the Company's By-laws provide that every Director and officer of the Company shall be indemnified as of right to the fullest extent now or hereafter permitted by law in connection with any actual or threatened civil, criminal, administrative or investigative action, suit or proceeding (whether brought by or in the name of the Company or otherwise) arising out of their service to the Company or to another organization at the request of the Company. As in the case of the Delaware General Corporation Law, the By-laws also contain a non-exclusivity provision.

        The Company maintains director and officer liability insurance covering its directors and officers with respect to certain liabilities which they may incur in connection with their serving as such.

  Item 7.  Exemption From Registration Claimed.

        Not applicable.

Item 8.  Exhibits.

Exhibit
  No.
 -----

  4.1 Amended Certificate of Incorporation of the registrant, as amended, incorporated herein by reference to Exhibit 3.1 to the Company's report on Form 10-K filed for the fiscal year ended December 31, 1990.

  4.2 Bylaws of the registrant, as amended, incorporated herein by reference to Exhibit 3.2 to the Company's registration statement on Form S-1 (File No. 33-13443) effective June 2, 1987
        (hereinafter the "Registration Statement").

  5.1 Opinion of Reed Smith Shaw & McClay as to the legality of the Common Stock, filed herewith.

 23.1 Consent of Reed Smith Shaw & McClay (included in Exhibit 5.1 filed herewith).

 23.2   Consent of Price Waterhouse LLP, filed herewith.

 24.1 Power of Attorney, contained on the signature page to this Registration Statement.


Item 9.  Undertakings.

        (a)  Rule 415 offering.

             The undersigned registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by section 10(a)(3) of the
                  Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

              Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement;

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b)  Filings incorporating subsequent Exchange Act Documents by
  Reference.

        The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                    -------

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania, on the 13th day of February, 1996.


                                       CALGON CARBON CORPORATION



                                       By  /s/ Colin Bailey
                                         --------------------------------------
                                        Colin Bailey, President,
                                        Chief Executive Officer and Director


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Colin Bailey and Joseph A. Fischette, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 13th day of February, 1996.


            Name                                      Title
            ----                                      -----


/s/ Colin Bailey                ........ President, Chief Executive Officer and
-------------------------------          Director
Colin Bailey

/s/ R. Scott Keefer             ........ Senior Vice President, Chief
-------------------------------          Financial and Accounting Officer
R. Scott Keefer

/s/ Ronald R. Tisch             ........ Executive Vice President, Director
-------------------------------
Ronald R. Tisch

                                ........ Director (Chairman of the Board)
-------------------------------
Thomas A. McConomy

/s/ Robert W. Cruickshank       ........ Director
-------------------------------
Robert W. Cruickshank

/s/ Arthur L. Goeschel          ........ Director
-------------------------------
Arthur L. Goeschel

                                ........ Director
-------------------------------
Nick H. Prater

                                ........ Director
-------------------------------
Seth E. Schofield

/s/ Harry H. Weil               ........ Director
-------------------------------
Harry H. Weil

                                ........ Director
-------------------------------
Robert L. Yohe

/s/ Roger H. Zanitsch           ........ Director
-------------------------------
Roger H. Zanitsch

                           CALGON CARBON CORPORATION

                 1993 Non-employee Directors' Stock Option Plan


                                    -------


                             REGISTRATION STATEMENT
                                  ON FORM S-8

                                 Exhibit Index
                                 -------------

  Exhibit                                                             Sequential
    No.                                Document                          Page
   -----                               --------                         -------
    4.1    Amended Certificate of Incorporation of the registrant,
             as amended, incorporated herein by reference to
             Exhibit 3.1 to the Company's report on Form 10-K
             filed for the fiscal year ended December 31, 1990.           ---

    4.2    Bylaws of the registrant, as amended, incorporated
             herein by reference to Exhibit 3.2 to the
             Company's registration statement on Form S-1
             (File No. 33-13443) effective June 2, 1987
             (hereinafter the "Registration Statement").                  ---

    5.1    Opinion of Reed Smith Shaw & McClay, as to
             the legality of the Common Stock, filed
             herewith.                                                     10

   23.1    Consent of Reed Smith Shaw & McClay (included
             in Exhibit 5.1 filed herewith).                              ---

   23.2    Consent of Price Waterhouse LLP, independent
             accountants, filed herewith.                                  12

   24.1    Power of Attorney, contained on the signature
             page to this Registration Statement.                         ---